SCHEDULE DEF-14C INFORMATION

Information Statement Pursuant to Section 14(C) of the Securities Exchange Act of 1934

(Amendment No. )

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GAMES, INC.

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GAMES, INC.

425 Walnut Street

Suite 2300

Cincinnati, Ohio  45202

(513) 721-3900

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

March 22, 2004

TO ALL STOCKHOLDERS OF GAMES, INC.:

NOTICE IS HEREBY GIVEN that the 2004 Annual Meeting of Shareholders of Games, Inc., a Delaware corporation, will be held on Thursday April 8, 2004 at 4:00 p.m., local time, at our offices 425 Walnut Street, Suite 2300, Cincinnati, OH 45202, for the following purposes:

1.

To elect the following nominees as directors to serve for the ensuing year and until their successors are elected: George R. Blake, Richard O. Coleman, Thomas A. Joseph, Edward J. VonderBrink, and Roger W. Ach, II, and Carol A. Meinhardt.

2.

To approve an amendment to our Amended and Restated Articles of Incorporation to increase the number of authorized shares of common stock from 40,000,000 shares to 65,000,000 shares and to increase the number of authorized shares of preferred stock from 10,000,000 shares to 20,000,000 shares.

3.

To approve the amendment to the 2002 Long-Term Incentive Plan

4.

To ratify the appointment of Marcum Kliegman LLP, as our independent auditors for the fiscal year ending June 30, 2004.

Each of these items of business is more fully described in the Information Statement accompanying this Notice.

Only stockholders of record at the close of business on January 15, 2004 are entitled to notice of and to vote at the Annual Meeting and at any and all adjournments, postponements or continuations thereof.  A list of stockholders entitled to vote at the Annual Meeting will be available for  inspection during ordinary business hours by any stockholder for any purposes germane to the meeting, at the Company's offices at 425 Walnut Street, Suite 2300, Cincinnati, OH 45202, for a period of at least ten days prior to the Annual Meeting and will also be available for inspection at the Annual Meeting.

The entire cost of furnishing this Information Statement will be borne by the Company.  The Company will request brokerage houses, nominees, custodians, fiduciaries and other like parties to forward this Information Statement to the beneficial owners of Common Stock held of record by them.

All stockholders are cordially invited to attend the Annual Meeting in person.

THE BOARD OF DIRECTORS IS NOT SOLICITING PROXIES AND YOU ARE REQUESTED NOT TO SEND A PROXY.

By Order of the Board of Directors

Roger W. Ach, II,

President and

Chief Executive Officer

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

 GAMES, INC.

425 Walnut Street

Suite 2300

Cincinnati, Ohio 45202

(513) 721-3900

INFORMATION STATEMENT FOR THE ANNUAL MEETING

To Be Held April 8, 2004

General

The enclosed Information Statement is being furnished to the stockholders of Games, Inc. pursuant to the Regulation 14(c) of the Securities Exchange Act of 1934 in connection with the Majority Written Consent in Lieu of a Special Meeting of Stockholders to be held on Thursday April 8, 2004 at 4:00PM at our offices, 425 Walnut Street, Suite 2300, Cincinnati Ohio 45202.

This Information Statement and materials were mailed on or about March 22, 2004 to all shareholders of record as January 15, 2004.

Voting Securities

Only stockholders of record at the close of business on January 15, 2004 are entitled to notice of and to vote at the special meeting. On the record date 19,764,996 shares of the Company’s common stock, $.001 par value per share (“the Common Stock” were issued and outstanding. The presence, either in person or by proxy, of the holders of a majority of the total number of shares of Common Stock outstanding on the Record Date is necessary to constitute a quorum and to transact such matters as come before the Annual Meeting.

As of the Record Date, management and its affiliates ("Principal Stockholders") collectively owned greater than 50% of the Company's outstanding Common Stock and will vote such shares to elect as directors the seven nominees listed under the caption  "Election of Directors".  Since the Common Stock owned by the Principal Stockholders constitutes a majority of the Company's outstanding Common Stock, the Board of Directors determined not to solicit proxies.  Any stockholder of record on the Record Date, is entitled to attend the meeting and vote their shares personally or through such stockholder's own legally constituted proxy.

     THE BOARD OF DIRECTORS IS NOT SOLICITING PROXIES AND YOU ARE REQUESTED NOT TO SEND A PROXY.

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FOR the election of the six (6) nominees for director listed in this Information Statement,

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FOR the approval of an amendment to our Amended and Restated Articles of Incorporation to increase our authorized shares of common stock from 40,000,000 to 65,000,000 and shares of preferred stock from 10,000,000 to 20,000,000;

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FOR the approval of the amendment to the 2002 Long-Term Incentive plan

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FOR the ratification of the appointment of Marcum & Kliegman LLP as our independent auditors.

As to any other matter that may be properly brought before the annual meeting, your proxy will be voted as the board of directors may recommend. If the board of directors makes no recommendation, your proxy will be voted as the proxy holders named in your proxy card deem advisable. The board of directors does not know of any other matter that is expected to be presented for consideration at the annual meeting.

Broker Non-Votes

A broker non-vote occurs when a broker submits a proxy card with respect to shares held in a fiduciary capacity (typically referred to as being held in “street name”) but declines to vote on a particular matter because the broker has not received voting instructions from the beneficial owner. Under the rules that govern brokers who are voting with respect to shares held in street name, brokers have the discretion to vote such shares on routine matters, but not on non-routine matters. Routine matters include the election of directors, increases in authorized common stock for general corporate purposes and ratification of auditors. Non-routine matters include approvals of and amendments to stock plans.

You may revoke your proxy and give a new proxy or vote in person

You may revoke any proxy that has been executed and returned by you at any time prior to the voting of that proxy. To revoke a prior proxy, you must do one of the following:

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Execute and return a subsequently dated revised proxy,

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Give written notice of revocation to Games, Attention: Sue Craner, Assistant Secretary, or

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Vote in person at the meeting.

Voting and quorum requirements at the meeting

Only holders of shares of common stock at the close of business on January 15, 2004 (the “record date”) are entitled to notice of and to vote at the annual meeting. On the record date, there were 19,595,496 shares of common stock outstanding. You will have one vote for each share of common stock held by you on the record date. If your shares are held in the name of a broker, trust bank or other nominee, you will need to bring a proxy or letter from that broker, trust company or nominee that confirms that you are the beneficial owner of those shares, and that such broker, trust company or nominee has not voted those shares in any proxy submitted by it in connection with the annual meeting.

In order to have a meeting it is necessary that a quorum be present. A quorum will be present if a majority of the shares of common stock are represented at the annual meeting in person or by proxy. Abstentions and broker non-votes will be counted for purposes of determining the presence or absence of a quorum. Abstentions and broker non-votes will not be counted as having voted either for or against a proposal, although they will have the effect of a vote against proposal two regarding the increase in our authorized common stock. If a quorum is present, the affirmative vote of the holders of at least two-thirds of our outstanding shares of common stock is required to approve proposal two regarding the increase in our authorized common stock, and the affirmative vote of the holders of a majority of the shares present or represented at the meeting and that actually vote for or against the matter is required to approve proposals three and four. Directors are elected by a plurality vote, meaning that the five (5) nominees receiving the highest number of votes FOR will be elected as directors.

Solicitation of proxies

THE BOARD OF DIRECTORS IS NOT SOLICITING PROXIES AND YOU ARE REQUESTED NOT TO SEND A PROXY.

PROPOSAL ONE

ELECTION OF DIRECTORS

Nominees and Vote Required to Elect Nominees

A board of (7) directors is to be elected at the annual meeting. The seven (7) nominees for director who receive the highest number of affirmative votes of the shares voting shall be elected as directors. You may vote the number of shares of common stock you own for up to seven (7) persons. Unless you otherwise instruct by marking your proxy card, the proxy holders will vote the proxies received by them FOR the election of each of the seven (7) nominees named below. If any of the nominees is unable or declines to serve as a director at the time of the annual meeting, the proxies will be voted for any nominee designated by our present board of directors to fill the vacancy. We have no reason to believe that any of the nominees will be unable or unwilling to serve if elected. The term of office of each person elected as a director will continue until the next annual meeting of shareholders or until his successor has been elected and qualified.

Our bylaws set the size of our board of directors at seven members, or such other number as set from time to time by resolution of our board of directors. The board is currently set at just five members. Our board of directors may, following the annual meeting, increase the size of the board and fill any resulting vacancy or vacancies. If our board of directors increases the size of the board and elects a new director to fill the resulting vacancy, the new director must stand for election at the next year’s annual meeting.

The following table sets forth the nominees, their ages, their principal positions and, where applicable, the year in which each became a director. Each of the nominees was recommended for selection by the board of directors by a majority of our independent directors.

Name of Nominee	Age	Positions and Offices	Director Since
George R. Blake	58	Director,	2003
Richard O. Coleman	42	Director	2004
Thomas C. Joseph	58	Director	2002
Edward J. VonderBrink	59	Director	2004
Roger W. Ach, II	60	President, Chief Executive Officer and Chairman of the Board	1996
Carol A. Meinhardt	56	Executive Vice President, Chief Operating Officer, Director	1995

George R. Blake age 59, Director since September 2003. Mr. Blake was appointed to fill a vacancy on the Board and will be nominated to a slate of Directors at the Company’s annual meeting in March 2004. Mr. Blake is Vice President, Business Development for Premier Financial Solutions. Mr. Blake is the former editor of the Cincinnati Enquirer, Kentucky Enquirer, Fort Myers News Press, and the Pacific Daily News in Guam.

Richard O. Coleman, age 42, Director since February 5th 2004, President, Chief Executive Officer and Chairman of the Board of NextGen Fiber Optics, LLC. He incorporates his extensive knowledge of supplier diversity issues and over 20 years of finance, management, sales and marketing experience to oversee the day-to-day operations of the company and to spearhead its sales and marketing strategies. NextGen Fiber Optics, LLC manufactures a full line of passive fiber optic cables that service the Telecommunications, MSO’s, Distribution, Military/Specialty and OEM markets. NextGen is the only minority owned fiber optic cable manufacturer with manufacturing operations in the USA.

Thomas C. Joseph, age 58 Director since July 13, 2002, and currently does not have an expiration term as Director. Mr. Joseph has been the CEO of MAN-O Products, Inc. since 1996.  Previously he was in the home furnishing industry involved in sales and marketing.

Edward J. VonderBrink, age 59 Director since March 2004, is Director of the Xavier Entrepreneurial Center at Xavier University since 2000. Mr. VonderBrink joined Grant Thornton in 1967, a national accounting and consulting firm. He was named Cincinnati managing partner in 1990 and later named regional managing partner. He retired at the end of 1999 as the Cincinnati and regional managing partner for Grant Thornton. Mr. VonderBrink brings a wealth of financial and entrepreneurial experience to the Company.

Roger W. Ach, II, Chairman, President and CEO, age 60.  Mr. Ach, II has been a Director and Chairman of the Board since 1996. Mr. Ach currently does not have an expiration term as Director. Prior to founding the Company in 1995, Mr. Ach was the Chairman of American Steel & Wire Corp., Chicago West Pullman Transportation Corporation and Vortec Corporation.  Prior to that, he spent 20 years in the investment banking and brokerage industries, including serving as Managing Director at Prudential Bache Securities and as Partner at Oppenheimer & Co.  Mr. Ach is also the Managing Member of Chicago West Pullman, LLC, a Cincinnati-based investment holding company.

Carol A. Meinhardt, Director since 1996, Executive Vice President and Chief Operating Officer, age 56.  Ms. Meinhardt has been an officer and director of the Company since its founding in 1995. Ms. Meinhardt currently does not have an expiration term as Director. Prior to joining the Company, Ms. Meinhardt was Assistant Vice President of Chicago West Pullman Corporation, an investment holding company based in Cincinnati, Ohio.  From 1970-1989 Ms. Meinhardt was employed at DuBois Chemicals, a Cincinnati-based specialty chemical company, where she served in various administrative and management capacities.

No family relationship exists between any of our directors and executive officers.

CORPORATE GOVERNANCE

Over the course of the last few months, our board of directors has reviewed and continues to review our governance policies and practices against those adopted by other companies as well as by the requirements of the Sarbanes-Oxley Act of 2002, the rules and regulations adopted by the Securities Exchange Commission, or SEC, and the new listing standards of the NASDAQ National Market System, or NASDAQ. Many of the new governance standards will become applicable to us over the next few months. The Company's corporate governance documents are available in the Investor Relations Section of the Company's website at www.Gamesinc.net.

Independent Directors

Our board of directors has determined that Messrs. Blake, Coleman, Joseph and VonderBrink each qualify as “independent” directors under the new NASDAQ Marketplace Rules as currently in effect and as amended to be effective upon our annual meeting. Therefore, a majority of the members of our board of directors are “independent” as such term is defined by the NASDAQ. In addition, our board of directors has reviewed and considered facts and circumstances relevant to the independence of such members and has determined that such members are independent.

The independent directors have committed to hold formal meetings, separate from management, which they intend to hold at least four times a year.

Code of Business Conduct and Ethics

We have adopted a Code of Business Conduct and Ethics that is applicable to all employees. We have also adopted a Code of Ethics for Financial Officers that is applicable to the Chief Executive Officer and Senior Financial Officers that meets the requirements of Item 406 of Regulations S-K as promulgated by the SEC. Our Code of Business Conduct and Ethics, including the Code of Ethics For Financial Management, is available at the Investor Relations Section of our website at www.Gamesinc.net and free of charge by writing to our Assistant Secretary at 425 Walnut Street, Suite 2300, Cincinnati, Ohio 45202.

Communications between Shareholders and Directors

The board is currently in the process of evaluating its policies and guidelines regarding shareholder communications to directors in response to recent SEC rulemaking. We anticipate that our final policy will provide an e-mail based process for shareholders to send communications to the board of directors.

Director Attendance at Annual Meetings

Our policy is that all directors attend our annual meetings of shareholders. We take great care in scheduling meetings at times when all of our directors are available to attend such meetings. At our last annual meeting, which was held on September 16, 2002, all of our current directors were in attendance.

Meetings of our Board of Directors

During the fiscal year ended June 30, 2003, our board of directors held xx meetings, the Audit Committee held 2 meetings, the Compensation Committee held 4 meetings, and the Nominating and Corporate Governance Committee held 4 meetings. During that period no director attended fewer than 75% of the aggregate of (i) the total number of meetings of our board of directors held during the period for which he was a director, and (ii) the total number of meetings held by all committees of our board of directors during the period that he served on such committees.

Committees of our Board of Directors

Our board of directors has three standing committees, which are the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee. Currently, all of the members of each of our committees are “independent,” as determined by our board of directors and in accordance with the new NASDAQ Marketplace Rules. In addition, each member of the Audit Committee also satisfies the independence requirements of Rule 10A-3(b)(1) of the rules of the SEC promulgated under the 1934 Act.

The Audit Committee Our board of directors has appointed Messrs. Blake, Coleman and Joseph as members of the Audit Committee. The primary purpose of the Audit Committee is to assist our board of directors in monitoring:

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the integrity of our financial statements;

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the independent auditor’s qualifications and independence; and

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the performance of our internal accounting and independent auditors.

The Audit Committee is also directly responsible for the appointment, compensation, retention and oversight of the work of our independent auditor, Marcum & Kliegman LLP, and the preparation of the Audit Committee report, which is included elsewhere in this Information Statement.

Our independent auditors report directly to the Audit Committee.

The Audit Committee, consistent with the Sarbanes-Oxley Act of 2002 and the rules adopted there under, meets with management and the auditors prior to the filing of all periodic reports under the 1934 Act and prior to the filing of officers’ certifications with the SEC to receive information concerning, among other things, significant deficiencies, if any, in the design or operation of our internal controls.

The Audit Committee has also adopted procedures for pre-approving all audit and non-audit services provided by Marcum & Kliegman LLP. These procedures include reviewing a budget for audit and permitted non-audit services. The budget includes a description of, and a budgeted amount for, particular categories of non-audit services that are recurring in nature, and therefore anticipated at the time the budget is submitted. Audit Committee approval is required to exceed the budget amount for a particular category of non-audit services, and to engage the independent auditor for any non-audit services not included in the budget. For both types of pre-approval, the Audit Committee considers whether such services are consistent with the SEC’s rules on auditor independence.

The following table discloses the fees paid to Marcum & Kliegman LLP for the fiscal years ending June 30, 2003, and King Griffin & Adamson P.C., June 30, 2002.

	2003	2002
Audit Fees	$45,000	$38,000

Audit Fees include fees for professional services performed for the audit of our annual financial statements and review of financial statements included in our SEC filings, Proxy Statements, and Registration Statements.

Audit-Related Fees are fees for assurance and related services that are reasonably related to the attendance at our Audit Committee meetings and our Annual Shareholders Meeting. This category includes fees related to assistance in employee benefit and compensation plan audits and consulting on financial accounting/reporting standards.

Tax Fees primarily include professional services performed with respect to review of our original and amended tax returns and those of our consolidated subsidiaries, and for state and local tax and stock option consultation.

All Other Fees are fees for other permissible work performed that do not meet the above category descriptions.

The Audit Committee of our board of directors has considered whether the provision by Marcum & Kliegman LLP of non-audit services included in the fees set forth in the table above is compatible with maintaining the independence of Marcum & Kliegman LLP, and has concluded that that such services are compatible with Marcum & Kliegman LLP’s independence as our auditors.

The Audit Committee has also met and discussed with management and with our legal and accounting advisors the new rules and regulations under the recently adopted Sarbanes-Oxley Act of 2002, and related SEC and NASDAQ rules. We believe we have met all requirements of the new rules, which were first adopted and published in February 2004. We intend to continue to review these new rules and the charters of our various standing committees, and will make any required changes as well as other changes or improvements deemed appropriate by our board of directors and each committee.

All Audit Committee members are “independent” as defined and required under the NASDAQ listing standards and the rules and regulations of the SEC. All Audit Committee members also possess the level of financial literacy required by all applicable laws and regulations. The Board has determined that at least one member of the Audit Committee, Mr. Richard O. Coleman, is a “financial expert,” and that Mr. Coleman is “independent” as defined by the rules and regulations of the SEC. Our Audit Committee Charter has been amended to specifically state all of the Audit Committee responsibilities set forth in Rule 10A-3(b)(2), (3), (4) and (5) of the rules and regulations of the SEC under the Securities Exchange Act of 1934, as amended (the “1934 Act”). A copy of the Audit Committee Charter is attached to this Information Statement as Appendix A.

The Compensation Committee. The Compensation Committee is currently comprised of Messrs. Blake, Coleman, and Joseph.

During fiscal 2003, the Compensation Committee was charged with the responsibility to determine the compensation of our Chief Executive Officer. Under the new NASDAQ listing standards, the Compensation Committee is now also charged with the responsibility of determining (or recommending to the independent members of our board of directors to determine) the compensation of all other executive officers. In addition under the new listing standards, Mr. Ach, our Chief Executive Officer, may not attend the meeting of the Compensation Committee when his compensation is being deliberated.

The Compensation Committee has adopted a formal charter that governs its duties and standards of performance. A copy of our Compensation Committee Charter as currently in effect is available in the Investor Relations Section of the Company's website at

www.Gamesinc.net.  A copy of the charter will also be made available, free of charge by a written request made to our Assistant Secretary 425 Walnut Street, Suite 2300, Cincinnati, Ohio 45202.

The Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee is comprised of Messrs. Blake, Coleman, and Joseph. All members of the Nominating and Corporate Governance Committee meet the test for independence included in the NASDAQ Marketplace Rules. The Nominating Committee has adopted a formal charter that governs its duties and standards of performance. A copy of our Nominating Committee Charter as currently in effect is are available in the Investor Relations Section of the Company's website at www.Gamesinc.net.  A copy of the charter will also be made available, free of charge by a written request made to our Assistant Secretary 425 Walnut Street, Suite 2300, Cincinnati, Ohio 45202.

All of the board of directors recently considered corporate governance issues, including the qualifications of potential new board members, and the procedure for identifying and qualifying future board members for nomination. As a result, the Nominating and Corporate Governance Committee has adopted a charter describing its duties and responsibilities. The members of the Nominating and Corporate Governance Committee intend to remain diligent in their efforts to properly articulate the role, duties and responsibilities of the committee, with the goal being to have in place a charter stating its duties and responsibilities. The Nominating and Corporate Governance Committee will consider nominees recommended by shareholders, but has not established procedures for shareholders to submit such recommendations.

While applicable laws and regulations do not require a corporate governance committee, our board of directors nevertheless believes that having one is sound governance practice. For this reason, the Nominating and Governance Committee has been charged by our board of directors to develop and recommend to our board of directors a set of Corporate Governance Guidelines setting forth the duties and areas of responsibility of our board of directors, as a whole, to review the charters of each standing committee of our board of directors to determine that each charter meets the requirements of applicable laws and regulations and to avoid overlaps and conflicts among the charters. The members of the Nominating and Corporate Governance Committee intend to diligently pursue its goals with the objective being to have a final charter in place as soon as practicable.

CERTAIN INFORMATION NOT DEEMED INCORPORATED BY REFERENCE

IN ANY SECURITIES AND EXCHANGE COMMISSION FILINGS

Notwithstanding anything to the contrary set forth in any of our previous or future filings under the Securities Act of 1933 or the Securities and Exchange Act of 1934 that might incorporate all or portions of future filings, including this Information Statement, with the SEC, in whole or in part, the following Report of the Compensation Committee of our board of directors, the Report of the Audit Committee of our board of directors which follows and the Performance Graph contained in this Information Statement shall not be deemed to be incorporated by reference into any such filing or deemed filed with the SEC under the Securities Act of 1933 or the Securities and Exchange Act of 1934.

Report of the Compensation Committee

Overview and Philosophy. The Compensation Committee (the “Committee”) of our board of directors regularly reviews compensation packages for all executive officers. These include the following major compensation elements: base salaries, annual cash incentives, stock options and various benefit plans. Our Compensation Committee is currently comprised of Messrs. Blake, Coleman, and Joseph, who are all “independent” directors as required by the new NASDAQ Marketplace Rules.

It is the Committee’s objective that executive compensation be directly related to the achievement of our planned goals, and enhancement in corporate and share values. The Committee recognizes that the industry sector in which we operate is both highly competitive and is challenged by significant legal and regulatory uncertainty. In addition, the technology related skills of most of our technology team have applications to many other industry sectors besides our own. As a result, there is substantial demand for qualified, experienced executive personnel of the type needed by us to achieve our objectives. The Committee considers it crucial that we be assured of retaining and rewarding our top caliber executives who are essential to the attainment of our ambitious long-term goals.

For these reasons, the Committee believes our executive compensation arrangements must remain competitive with those offered by other companies of similar size, scope, performance levels and complexity of operations.

Stock Options. The Committee believes that:

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The grant of stock options to executive employees has been an essential ingredient to enabling Games, Inc. to achieve its growth and attain its business objectives;

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We regularly face significant legal, regulatory and competitive challenges to our business that require extraordinary commitments of time and expertise by our employees;

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Our employees have met these challenges and made these extraordinary commitments primarily because of the reward and incentive provided by the historical and prospective grant of stock options.

When recommending the grant of stock options, the Committee considers the number and terms of options previously granted, industry practices, the optionee’s level of responsibility, and assumed potential stock value in the future. The exercise prices of stock options granted to executive officers are equal to or greater than the market value of the stock on the date of grant. Therefore, stock options are intended to align the long-term interests of our executive officers with those of our stockholders, as our executive officers will receive no benefit from the grant of stock options, which represent a significant part of each executive officers total compensation, unless there occurs an increase in the value of the common shares held by our shareholders.

Cash Compensation. The Committee believes that annual cash compensation should be paid commensurate with attained performance. Accordingly, our executive cash compensation consists of a fixed base compensation (salary) and variable incentive compensation (annual bonus), where the annual bonus can potentially be the largest component of compensation only if the executives and the company are able to meet or exceed performance related goals that, if attained, are expected to result in an increase in overall company and shareholder value. Base salaries for executive officers are established considering a number of factors, including the executive’s individual performance and measurable contribution to our success, and pay levels of similar positions with comparable companies in the industry. The Committee supports management’s compensation philosophy of moderate fixed compensation for elements such as base salary with the potential for significant bonuses for achieving performance related goals. Base salary and bonus award decisions are made as part of our structured annual review process.

Benefits. We provide benefits to the named executive officers that are generally available to all of our employees. For fiscal year 2003, the amount of executive level benefits and prerequisites, as determined in accordance with the rules of the Securities and Exchange Commission relating to executive compensation, did not exceed 10% of total salary and bonus of the applicable executive officer.

Chief Executive Officer Performance and Compensation. Mr. Ach’s current salary was established in July 2002. Mr. Ach participated to a limited extent in the Committee’s deliberations on his compensation. His participation generally consists of answering questions from the Committee regarding his goals and objectives for the year and his observations on the peer group to which his compensation is compared. However, Mr. Ach is not present during that portion of the Committee’s meeting where his performance is evaluated and his compensation determined.

It is the opinion of the Committee that these compensation policies and structures provide the necessary discipline to properly align our corporate economic performance and the interest of our stockholders with progressive and competitive executive compensation practices in an equitable manner.

The Compensation Committee:

George R. Blake, Chairman

Richard O. Coleman

Thomas C. Joseph

Compensation Committee Interlocks and Insider Participation in Compensation Decisions

During fiscal 2003, Mr. Edwin J. Rigaud as our Chairman of the Compensation Committee from September 1, 2003 until February 29, 2004.

Report of the Audit Committee

The Audit Committee acts under a written charter first adopted and approved by our board of directors on June 15, 2003 and amended on February 27, 2004. A copy of the Audit Committee Charter as currently in effect is attached to this Information Statement as Appendix A.

It is not the responsibility of the Audit Committee to plan or conduct audits or to determine that our financial statements are in all material respects complete and accurate in accordance with generally accepted accounting principles. This is the responsibility of our management and the independent auditors. It is also not the responsibility of the Audit Committee to assure compliance by us with laws and regulations.

Based on the Audit Committee’s:

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review of our audited financial statements for the fiscal year ended June 30, 2003;

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discussions with our management regarding our audited financial statements;

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receipt of written disclosures and the letter from our independent auditors required by Independence Standards Board Standard No.

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discussions with our independent auditors regarding the auditor’s independence and the matters required to be discussed by the Statement on Auditing Standards 61 and 90; and

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other matters the Audit Committee deemed relevant and appropriate,

the Audit Committee recommended to our board of directors that the audited financial statements as of and for the fiscal year ended June 30, 2003 be included in our Annual Report on Form 10-K for our fiscal year ended June 30, 2003 for filing with the Securities and Exchange Commission.

The Audit Committee:

Richard O. Coleman, Chairman

George R. Blake

Thomas C. Joseph

PROPOSAL TWO

APPROVAL OF AMENDMENT TO THE ARTICLES OF INCORPORATION

TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK

Background

Under Delaware law, we may only issue shares of common stock to the extent such shares have been authorized for issuance under our Amended and Restated Articles of Incorporation, or our Articles. Our Articles currently authorize the issuance of up to 40,000,000 shares of common stock. However, as of January 15, 2003, 19,627,196 shares of common stock were issued, 4,160,000 unissued shares were reserved for issuance under our equity compensation plans., and 3,000,000 shares to be reserved for issuance pursuant to our amended 2002 Long-Term Incentive Plan for which we are seeking approval in Proposal Three of this Information Statement, leaving xxx shares of common stock unissued and unreserved. In addition on February 5, 2004, the board of directors decided to increase the authorized common stock to 65,000,000 for acquisition purposes. In order to ensure sufficient shares of common stock will be available for issuance by Games, our board of directors has approved, subject to shareholder approval, an amendment to our Articles to increase the number of shares of such common stock authorized for issuance from 40,000,000 to 65,000,000. In order to ensure sufficient shares of preferred stock will be available for issuance by Games, our board of directors has approved, subject to shareholder approval, an amendment to our Articles to increase the number of shares of such preferred stock authorized for issuance from 10,000,000 to 20,000,000.

Purpose and Effect of the Amendment

The principal purpose of the proposed amendment to our Articles is to authorize additional shares of common stock which will be available in the event our board of directors determines that it is necessary or appropriate to permit future stock dividends, to raise additional capital through the sale of equity securities, to acquire another company or its assets, to establish strategic relationships with corporate partners, to provide equity incentives to employees and officers or for other corporate purposes. The availability of additional shares of common stock is particularly important in the event that our board of directors needs to undertake any of the foregoing actions on an expedited basis and thus to avoid the time and expense of seeking shareholder approval in connection with the contemplated issuance of common stock. If our shareholders approve the amendment, our board of directors does not intend to solicit further shareholder approval prior to the issuance of any additional shares of common stock, except as may be required by applicable law.

The increase in authorized common stock will not have any immediate effect on the rights of existing shareholders. However, our board of directors will have the authority to issue authorized common stock without requiring future shareholder approval of such issuances, except as may be required by applicable law. To the extent that additional authorized shares are issued in the future, they may decrease the existing shareholders’ percentage equity ownership and, depending on the price at which they are issued, could be dilutive to the existing shareholders. The holders of common stock have no preemptive rights and our board of directors has no plans to grant such rights with respect to any such shares.

The increase in the authorized number of shares of common stock and the subsequent issuance of such shares could have the effect of delaying or preventing a change in control of our company without further action by the shareholders. Shares of authorized and unissued common stock could, within the limits imposed by applicable law, be issued in one or more transactions which would make a change in control of our company more difficult, and therefore less likely. Any such issuance of additional stock could have the effect of diluting the earnings per share and book value per share of outstanding shares of common stock and such additional shares could be used to dilute the stock ownership or voting rights of a person seeking to obtain control of Games.

The Board of Directors is not currently aware of any attempt to take over or acquire Games. While it may be deemed to have potential anti-takeover effects, the proposed amendment to increase the authorized common stock is not prompted by any specific effort or takeover threat currently perceived by management.

If our shareholders approve this proposed amendment, Paragraph A of Article Four of our Articles will be amended to read as follows:

COMMON STOCK. The Corporation shall have the authority to issue 65,000,000 shares of Common Stock with a par value of $0.001 per share.

PREFERRED STOCK. The Corporation shall have the authority to issue 20,000,000 shares of Preferred Stock with a par value of $0.001 per share.

The additional shares of common stock to be authorized pursuant to the proposed amendment will have a par value of $.001 per share and be of the same class of common stock as is currently authorized under the Articles. We do not have any current intentions, plans, arrangements, commitments or understandings to issue any shares of our capital stock except in connection with our existing stock option and purchase plans.

Vote Required and Board of Directors Recommendation

If a quorum is present, approval of this proposal two requires the affirmative vote of at least two-thirds of the issued and outstanding shares of common stock. Abstentions and broker non-votes will be counted as present for purposes of determining if a quorum is present but will have the same effect as a negative vote on this proposal.

THE BOARD BELIEVES THAT THE AMENDMENT TO THE ARTICLES IS IN OUR BEST INTEREST AND IN THE BEST INTEREST OF OUR SHAREHOLDERS FOR THE REASONS STATED ABOVE. THEREFORE, THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” APPROVAL OF THE AMENDMENT TO THE ARTICLES.

PROPOSAL THREE

APPROVAL TO AMEND THE 2002 LONG-TERM INCENTIVE PLAN

At the annual meeting, the shareholders will be asked to approve the amendment to the 2002 Long-Term Incentive Plan (the “LTIP”). The Board of Directors adopted the LTIP on December 19, 2002, subject to its approval by shareholders.

The LTIP is intended to assist Games in attracting and retaining highly qualified individuals to serve as employee, consultants and directors, and to provide incentives directed toward increasing our value for our shareholders. The Board of Directors believes that approval of the LTIP is in our best interests and those of our shareholders in order to provide a competitive equity incentive program that will enable us to continue to recruit and retain the capable directors who are essential to our long-term success.

Summary of the LTIP

The essential features of the LTIP are summarized below. A complete copy of the LTIP was filed as Exhibit 10.3 to our 10-KSB filed November 6, 2003.

General. The board of directors believes that the Plan is in the best interests of our company and our shareholders and provides a convenient and advantageous way for employees to acquire an equity interest in our company, thereby further aligning the interests of the employees and our company’s shareholders. The Plan is intended to meet the requirements of Section 422 of the Internal Revenue Code. If the requirements of Section 423 are met, participants will have the opportunity to take advantage of certain federal income tax benefits. One of the requirements of Section 422 is that the Plan be approved by our shareholders.

The LTIP gives us the ability to grant stock options to our management, employees, consultants and members of our board of directors who are not employees of Games or of any subsidiary or parent (“Outside Directors”). Options will be granted at the discretion of our board of directors under the LTIP.

Authorized Shares. A maximum of 7,160,000 of the authorized but unissued or reacquired shares of our common stock may be issued under the LTIP. Upon any stock dividend, stock split, reverse stock split, recapitalization or similar change in our capital structure, appropriate adjustments will be made to the shares subject to the LTIP, to the terms applicable to automatic grants of options described below, and to outstanding options. To the extent that any outstanding option under the LTIP expires or terminates prior to being exercised in full, the shares of common stock for which such option is not exercised or the repurchased shares will be returned to the plan and again become available for grant. To date, 3,873,600 options have been granted under the Plan.

Administration. The administration of the LTIP will be performed by our board of directors or a committee thereof. (For the purposes of this discussion, the term “board of directors” refers to our board of directors or such committee.) Our board of directors will have complete discretion to who are granted options under the LTIP and to fix the terms of any such options. Our board of directors is authorized to interpret the LTIP and options granted under it, and any such interpretation by our board of directors will be binding.

Eligibility. An employee (as such term is defined for purposes of the Form S-8 registration statement promulgated by the Securities and Exchange Commission) of the Company or of a Subsidiary who in the opinion of the Committee can contribute significantly to the growth and successful operations of the Company or a Subsidiary.  The recommendation of the grant of a Stock Incentive to an employee by the Committee shall be deemed a determination by the Committee that such employee is an Eligible Employee.

Those of our directors who are Outside Directors at the time of grant are eligible to participate in the LTIP. Currently, we have four Outside Directors.

Terms and Conditions of Options. Each option granted under the LTIP will be evidenced by a written agreement specifying the number of shares subject to the option and the other terms and conditions of the option, consistent with the provisions of the Directors Plan. The per-share exercise price under each option will be equal to or greater than the fair market value of a share of our common stock on the date of grant. Generally, the fair market value of the common stock is the average of the high and low price per share on the date of grant as reported on the NASDAQ National Market. The average price of our common stock as reported on the NASDAQ National Market on January 15, 2004 was $0.60 per share. The exercise price may be paid in cash, by check, by surrender of previously acquired shares of common stock having a fair market value not less than the exercise price, to the extent legally permitted, or by assignment of the proceeds of a sale or loan with respect to some or all of the shares acquired upon the exercise.

In general, Options will become exercisable in full or in part not less than six months after the date the Option is granted, or may become exercisable in one or more installments at such later time or times as the Committee shall determine.  Unless otherwise provided in the Option, an Option, to the extent it is or becomes exercisable, may be exercised at any time in whole or in part until the expiration or termination of the Option.  Any term or provision in any outstanding Option specifying that the Option not be immediately exercisable or that it be exercisable in installments may be modified at any time during the life of the Option by the Committee, provided, however, no such modifications of an outstanding Option shall, without the consent of the optionee, adversely affect any Option theretofore granted to the optionee.

Change in Control. The event which shall be deemed to have occurred if either (i) after the date this Plan is adopted by the Company’s shareholders, without prior approval of the Board, any "person" becomes a beneficial owner, directly or indirectly, of securities of the Company representing 35% or more of the combined voting power of the Company’s then outstanding securities; or (ii) without prior approval of the Board, as a result of, or in connection with, or within two years following, a tender or exchange offer for the voting stock of the Company, a merger or other business combination to which the Company is a party, the sale or other disposition of all or substantially all of the assets of the Company, a reorganization of the Company, or a proxy contest in connection with the election of members of the Board of Directors, the persons who were directors of the Company immediately prior to any of such transactions cease to constitute a majority of the Board of Directors or of the board of directors of any successor to the Company (except for resignations due to death, disability or normal retirement).  For purposes of this definition, a person shall be deemed the "beneficial owner" of any securities (i) which such person or any of its Affiliates or Associates beneficially owns, directly or indirectly; or (ii) which such person or any of its Affiliates or Associates, has directly or indirectly, (1) the right to acquire (whether such right is exercisable immediately or only after the passage of time), pursuant to any agreement, arrangement or understanding or upon the exercise of conversion rights, exchange rights, warrants or options, or otherwise, or (2) the right to vote pursuant to any agreement, arrangement or understanding; or (iii) which are beneficially owned, directly or indirectly, by any other person with which such person or any of its Affiliates or Associates has any agreement, arrangement or understanding for the purpose of acquiring, holding, voting or disposing of any securities.  For purposes of this definition, a "person" shall mean any individual, firm, company, partnership, other entity or group, and the terms "Affiliate" or "Associate" shall have the respective meanings ascribed to such terms in Rule 12b-2 of the General Rules and Regulations promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934, as in effect on the date the Plan is approved by the shareholders of the Company and becomes effective.

In the event of a Change of Control, any Stock Incentives which have then been outstanding hereunder for at least six months shall be immediately exercisable (without regard to any limitation imposed by the Plan or the Committee at the time the Stock Incentive was granted, which permits all or any part of the Stock Incentive to be exercised only after the lapse of time or the attainment of Performance Objectives or other conditions to exercise), and will remain exercisable until the expiration of the Stock Incentive.

Amendments and Discontinuance

This Plan may be amended by the Board of Directors upon the recommendation of the Committee, provided that, without the approval of the stockholders of the Company, no amendment shall be made which (i) increases the maximum aggregate number of shares of Common Stock that may be issued or transferred pursuant to Stock Incentives as provided in Section 4, (ii) withdraws the administration of this Plan from the Committee or amends the provisions of paragraph (a) of Section 11 with respect to eligibility and disinterest  of members of the Committee, (iii) permits any person who is not at the time an Eligible Employee of the Company or of a Subsidiary to be granted a Stock Incentive, (iv) permits any Option to be exercised more than ten years after the date it is granted, (v) amends Section 10 to extend the date set forth therein, or (vi) amends this Section 15.

The Board of Directors may by resolution adopted by a majority of the entire Board of Directors discontinue this Plan.

No amendment or discontinuance of this Plan by the Board of Directors or the stockholders of the Company shall, without the consent of the employee, adversely affect any Stock Incentive theretofore granted to him.

Summary of U.S. Federal Income Tax Consequences

Options granted under the LTIP will be nonstatutory stock options having no special tax status. An optionee will generally recognize no taxable income as the result of the grant of such an option. Upon exercise of a nonstatutory stock option, the optionee will normally recognize ordinary income in the amount of the difference between the option exercise price and the fair market value of the shares on the date when the option is exercised or such later date as the shares vest (the later of such dates being referred to as the “determination date”). Upon the sale of stock acquired by the exercise of a nonstatutory stock option, any gain or loss, based on the difference between the sale price and the fair market value on the determination date, will be taxed as capital gain or loss. We generally should be entitled to a tax deduction equal to the amount of ordinary income recognized by the optionee as a result of the exercise of a nonstatutory stock option, except to the extent such deduction is limited by applicable provisions of the Internal Revenue Code.

Required Vote and Board of Directors Recommendation

If a quorum is present, approval of this proposal requires the affirmative vote of a majority of the shares voted affirmatively or negatively on the proposal at the annual meeting of shareholders, either in person or by proxy. Abstentions and broker non-votes will be counted for purposes of determining the presence of a quorum but will otherwise have no effect on the outcome of this vote.

THE BOARD BELIEVES THAT THE AMENDMENT TO THE LONG-TERM INCENTIVE STOCK PLAN IS IN OUR BEST INTERESTS AND THE BEST INTERESTS OF OUR SHAREHOLDERS FOR THE REASONS STATED ABOVE. THEREFORE, OUR BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” APPROVAL OF THE AMENDMENT.

PROPOSAL FOUR

RATIFICATION OF INDEPENDENT PUBLIC ACCOUNTANTS

The Audit Committee of our board of directors has selected Marcum & Kliegman LLP as independent auditors to audit our consolidated financial statements for the fiscal year ending June 30, 2004. Marcum & Kliegman LLP has acted in such capacity since its appointment in fiscal year 2003. A representative of Marcum & Kliegman LLP is expected to be present at the annual meeting, with the opportunity to make a statement if the representative desires to do so, and is expected to be available to respond to appropriate questions.

For a description of the fees paid to Marcum & Kliegman LLP during the fiscal years ended June 30, 2003 and to King Griffin & Adamson P.C. in 2002, see, “Proposal One – Election of Directors; Committees of our Board of Directors.”

Vote Required and Board of Directors Recommendation

If a quorum is present, the affirmative vote of the holders of a majority of the shares of common stock present or represented at the meeting, and that vote for or against, is required to approve Proposal Four. Abstentions and broker non-votes will each be counted as present for purposes of determining the presence of a quorum but will not have any effect on the outcome of the proposal.

OUR BOARD OF DIRECTORS AND THE AUDIT COMMITTEE RECOMMEND THAT THE SHAREHOLDERS VOTE “FOR” THE RATIFICATION OF MARCUM & KLIEGMAN LLP, AS OUR INDEPENDENT PUBLIC ACCOUNTANTS.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information as of the record date with respect to the number of shares of common stock owned by (i) each person known by us to own beneficially more than 5% of the outstanding shares of our common stock, (ii) each director and director nominee, (iii) each executive officer named below in the Summary Compensation Table, and (iv) all of our directors and executive officers as a group:

Name and Address of Beneficial Owner	Title of Class	Amount and Nature of Ownership as of Record Date	Percent of Class as of Record Date
Roger W. Ach, II 425 Walnut Street, Suite 2300 Cincinnati, Ohio	Common Stock	8,908,118[24]	45.07%
Carol A. Meinhardt 425 Walnut Street, Suite 2300 Cincinnati, Ohio 45202	Common Stock	1,970,500[34]	9.97%
Chicago West Pullman LLC 425 Walnut Street, Suite 2300 Cincinnati, Ohio 45202	Common Stock	3,690,878	18.67%
James A. Stern 65 E 55th Street New York, NY 10022	Common Stock	1,359,999[5]	6.71%
Roger W. Ach, II Family Trust U/t/a/dated May 31, 2002 425 Walnut Street, Suite 2300 Cincinnati, Ohio 45202	Common Stock	1,000,000	5.06%
Myles S. Cairns 826 Riverwatch Drive Crescent Springs, KY	Common Stock	255,000[4]	1.29%

1 The total issued and outstanding shares of Games, Inc. is 19,764,996 shares as January 15, 2004.

2 Includes 3,076,740 shares owned directly by Mr. Ach, 600,000 shares held in Games, Inc. Deferred Compensation Plan, 3,290,878 shares owned by Chicago West Pullman, LLC of which Mr. Ach is the managing member and majority owner, and 100,000 shares owned by Mr. Ach as the trustee of the Janice M. Meinhardt Irrevocable Trust. Following the adoption of the 2002 Long-Term Stock Incentive Plan discussed herein and upon a subsequent conversion or exchange of Mr. Ach's existing options to acquire shares of common stock of The Lottery Channel, Inc. d/b/a Gamebanc Corporation, Mr. Ach will possess options to purchase 1,690,500 additional shares of common stock of Games, Inc. with in the next 60 days. Mr. Ach also has options to purchase 400,000 additional shares of common stock of Games, Inc. that are not currently vested.

3 Includes 75,000 shares owned by Ms. Meinhardt directly, 280,000 shares held in Games, Inc. Deferred Compensation Plan, 1,000,000 shares owned by Ms. Meinhardt as the Trustee of the Roger W. Ach, II Family Trust and 400,000 shares owned by Ms. Meinhardt as the Trustee of four separate irrevocable trusts established for the benefit of Mr. Ach's adult children. Following the adoption of the 2002 Long-Term Stock Incentive Plan discussed in the Information Statement pursuant to Section 14(c) of the Securities Exchange Act of 1934, filed on August 26, 2002, and upon a subsequent conversion or exchange of Meinhardt's existing options to acquire shares of common stock of The Lottery Channel, Inc. d/b/a Gamebanc Corporation, Ms. Meinhardt will possess options to purchase 345,500 additional shares of common stock of Games, Inc. with in the next 60 days. Ms. Meinhardt also has options to purchase 192,000 additional shares of common stock of Games, Inc. that are not currently vested.

4 Roger W. Ach, II has beneficial ownership of 600,000 shares held in Games, Inc. Deferred Compensation Plan. Carol A. Meinhardt has beneficial ownership of 150,000 shares held in Games, Inc. Deferred Compensation Plan. Myles S. Cairns has beneficial ownership of 250,000 shares held in Games, Inc. Deferred Compensation Plan. Mr. Cairns also has options to purchase 222,000 shares of common stock of Games, Inc. that are not currently vested.

5 James. A. Stern is Chairman of  Cypress Group LLC and included the right to convert $62,500 in a convertible note to approximately 66,000 shares of common stock.

INFORMATION REGARDING EXECUTIVE OFFICER COMPENSATION

Our executive officers and their respective ages and positions with us are as follows:

Name	Age	Position
Roger W. Ach, II	60	President and Chief Executive Officer
Carol A. Meinhardt	56	Executive Vice President and Chief Operating Officer
Myles S Cairns	48	Executive Vice President and Chief Financial Officer

Roger W. Ach, II has been our Chief Executive Officer since 1996. Prior to founding the Company in 1995, Mr. Ach was the Chairman of American Steel & Wire Corp., Chicago West Pullman Transportation Corporation and Vortec Corporation.  Prior to that, he spent 20 years in the investment banking and brokerage industries, including serving as Managing Director at Prudential Bache Securities and as Partner at Oppenheimer & Co.  Mr. Ach is also the Managing Member of Chicago West Pullman, LLC, a Cincinnati-based investment holding company.

Carol A. Meinhardt.  Ms. Meinhardt has been an officer and director of the Company since its founding in 1995. Prior to joining the Company, Ms. Meinhardt was Assistant Vice President of Chicago West Pullman Corporation, an investment holding company based in Cincinnati, Ohio.  From 1970-1989 Ms. Meinhardt was employed at DuBois Chemicals, a Cincinnati-based specialty chemical company, where she served in various administrative and management capacities.

Myles S. Cairns, Mr. Cairns has been or Chief Financial Officer since February 1, 2003. Mr. Cairns joined the Company on February 1, 2003 and was elected an officer of the Company by the board of directors on February 7, 2003. Prior to joining the Company, he served as President, Chief Operating Officer and Chief Financial Officer of eCall Central, Inc. where he worked from 2000 - 2003. Prior to that, Mr. Cairns served as Senior VP of Accounting and Administration at Corporex Companies from 1999-2000. Prior to that, Mr. Cairns held various accounting, finance and operations positions with The Loewen Group from 1984-1999.

Summary Compensation Table

The following table sets forth information concerning the annual compensation for our Chief Executive Officer and for each of our  next most highly compensated executive officers whose salary and bonus exceeded $100,000 for services rendered to us during the fiscal year ended June 30, 2003 (the “named executive officers”):

		Annual Compensation			Long-Term Compensation Awards
Name and Principal Position	Year	Salary	Bonus	Other Annual Comp.	Rest. Stock Award	Securities Underlying Options/SAR (#)[1]	All Other Compensation
Roger W. Ach, II President, Chief Executive Officer	2003 2002 2001	$145,833 $250,000 $250,000	$0 $0 $0	$229,167[2] $150,025[2] 0 0	0 0 0	0 50,000 25,000	$0 $0 $0
Carol A. Meinhardt Executive Vice President/Chief Operating Officer	2003 2002 2001	$60,000 $90,000 $82,500	$0 $0 $0	$90,000[2] $190,625[2] $0	0 0 0	0 50,000 25,000	$0 $0 $0

1These numbers represent options to purchase shares of Gamebanc common stock. These options will become options to purchase shares of Games, Inc. common stock following the adoption of the 2002 Long-Term Stock Incentive Plan discussed in the Information Statement pursuant to Section 14(c) of the Securities Exchange Act of 1934, filed on August 26, 2002, and following an anticipated conversion or exchange of such options at a future date on the same basis as all other Gamebanc option holders.

2Deferred compensation.

Option Grants During Fiscal 2003

The following table sets forth information regarding options we granted to our named executive officers during the fiscal year ended June 30, 2003.

		Exercise
	Options	Price
Options outstanding June 30, 2001	3,150,600	0.91
Granted	174,500	2.25
Exercised	--	--
Terminated	(30,000)	1.00

Options outstanding at June 30, 2002	3,295,100	$ 1.08
Granted	130,000	$2.54
Exercised	--
Terminated	(134,000)	$2.53

Options outstanding at June 30, 2003	3,291,100	$0.98

	Options Outstanding		Options Exercisable
Weighted
		Average		Weighted
Range of		Remaining		Average
Exercise	Number	Contractual	Number	Exercise
Prices	Outstanding	Life	Exercisable	Price
$1.00 - $2.25	3,291,100	1.9 years	2,967,600	$0.98

Aggregated Option Exercises in Fiscal 2003 and Fiscal Year-End Option Value

None.

Stock Option Plans

We currently maintain two compensation plans that provide for the issuance of our common stock to directors, officers, employees and consultants, and occasionally we issue options on an ad hoc basis. These plans are described below. All of the plans have been approved by our shareholders.

GameBanc Stock Option Plan

In September 2001, our board of directors adopted the 2001 Stock Option Plan, pursuant to which options to purchase 2,537,000 shares of common stock were reserved for issuance. Our board of directors also administers this plan. At June 30, 2003, there were options to purchase 2,537,000 shares of common stock outstanding under this plan at exercise prices ranging from $1.00 per share.

2002 Long-Term Incentive Stock Plan

In July 2002, our board of directors adopted the 2002 Long-term Incentive Stock Option Plan, pursuant to which options to purchase 4,623,000 share of common stock were reserved for issuance as per our request for approval under Proposal 3.. Our shareholders approved this plan in July 2002. Our board of directors also administers this plan. At June 30, 2003, there remained outstanding under the plan options to purchase 3,291,100 shares, at exercise prices ranging from $0.98 to $2.25 per share.

Equity Compensation Plan Table

	(a)	(b)	(c)
Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by security holders	3,291,100	$0.98	868,900
Equity compensation plans not approved by security holders	0	--	0
Total	3,291,100	$0.98	868,900

Ad Hoc Option Grants

In addition to options granted under our stock option plans, from time to time we also make option grants on an ad-hoc basis to newly-hired employees or independent contractors as an inducement to provide services to us. At June 30, 2003, there were no outstanding options that we have granted on an ad hoc basis.

Director Compensation Plan

On July 1, 2002, we adopted a plan to compensate the members of our board of directors for their services as directors, including serving on committees of our board of directors. Under the Director Compensation Plan, each of our directors, excluding directors who are also regular full-time employees, will receive 10,000 stock options per year that will vest over a twelve-month period. Chairman of our Audit Committee will also receive an additional 5,000 stock options per year for serving on the Audit Committee.

Employment Agreements

Employment Agreement with Roger W. Ach, II.  On July 1, 2002, the Company entered into a three-year employment agreement with its President and Chief Executive Officer. The agreement provides for annual compensation of $375,000.  In addition, the agreement provide for bonus compensation up to a maximum of 50% of his annual compensation, which is determined by the Compensation Committee of the Board of Directors.  Pursuant to the employment agreement, the employee is entitled to receive a severance payment up to 2.99 times their annual compensation based upon the occurrence of certain events as defined.

Employment Agreement with Carol A. Meinhardt. On July 1, 2002, the Company entered into a three-year employment agreement with its Executive Vice President and Chief Operating Officer. The agreement provides for annual compensation of $150,000.  In addition, the agreement provide for bonus compensation up to a maximum of 50% of his annual compensation, which is determined by the Compensation Committee of the Board of Directors.  Pursuant to the employment agreement, the employee is entitled to receive a severance payment up to 2.99 times their annual compensation based upon the occurrence of certain events as defined.

Employment Agreement with Myles S. Cairns. On October 1, 2003, the Company entered into a three-year employment agreement with its Executive Vice President and Chief Financial Officer. The agreement provides for annual compensation of $175,000.  In addition, the agreement provide for bonus compensation up to a maximum of 50% of his annual compensation, which is determined by the Compensation Committee of the Board of Directors.  Pursuant to the employment agreement, the employee is entitled to receive a severance payment up to 2.99 times their annual compensation based upon the occurrence of certain events as defined.

Minimum annual payments, excluding bonuses, incentives and cost of living increases under these contracts are as follows:

For the
Year Ended
June 30,	Amount
2004	$656,000
2005	700,000
2006	700,000
Total	$2,056,000

Termination and Change of Control Provisions

Virtually all of the stock option agreements with each of our named executive officers and other executive officers and key employees provide for full vesting of all unvested shares in the event of a change of control of us. Change of control, as defined in the agreements, means any merger or consolidation, sale of assets, dissolution or the acquisition by any person of at least 51% of our voting stock.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Based solely on a review of Forms 3, 4 and 5 submitted to us during and with respect to fiscal 2003, all statements of beneficial ownership that were required to filed with the SEC were timely filed.

DEADLINE FOR RECEIPT OF SHAREHOLDER PROPOSALS

2005 ANNUAL MEETING

Shareholder proposals may be included in our Information Statement materials for an annual meeting so long as they are provided to us on a timely basis and satisfy the other conditions set forth in applicable SEC rules. For a shareholder proposal to be included in our Information Statement materials for the 2005 annual meeting, the proposal must be received at our principal executive offices, addressed to our Secretary, not later than September 10, 2004. Should a stockholder proposal be brought before the 2005 annual meeting, regardless of whether it is included in our Information Statement materials, our management proxy holders will be authorized by our proxy form to vote for or against the proposal, in their discretion, if we do not receive notice of the proposal, addressed to the Secretary at our principal executive offices, prior to the close of business on November 24, 2004.

OTHER MATTERS

We know of no other matters to be submitted to the shareholders at the annual meeting. If any other matters properly come before the annual meeting, it is the intention of the persons named in the enclosed proxy to vote the shares they represent as our Board of Directors may recommend, or, in the absence of a recommendation, as such persons deem advisable.

By order of the Board of Directors

Roger W. Ach, II

Chief Executive Officer

Cincinnati, Ohio

March 15, 2004

APPENDIX A

GAMES, INC.

AMENDED AND RESTATED

CHARTER OF THE AUDIT COMMITTEE

OF THE BOARD OF DIRECTORS

A-1

End of Filing